MCNAB CREEK GOLD CORP.

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kenneth G. Townsend, President, Chief Executive Officer and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the quarteley report on Form 10-QSB of McNab Creek Gold Corp. for the period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McNab Creek Gold Corp.

Dated November 15, 2006

/s/Kenneth G. Townsend

Kenneth G. Townsend,

President and Chief Executive Officer

And Chief Financial Officer